Commitments and contingencies:	12 Months Ended
Dec. 31, 2024
Commitments and contingencies:
Commitments and contingencies:

Note 15 - Commitments and contingencies:

Commitments

a.	The Company began leasing office space on May 21, 2015, under a lease agreement. This agreement includes an available extension of 60 months. The monthly rent due is USD28.5 (Ps.592 approximately).

The total minimum future payments derived from the non-cancellable lease agreement that shall be covered in the future are as follows:

Up to one year	Ps.	2,369

At December 31, 2023 and 2024, the amortization for the right-of-use included within the aeronautical and non-aeronautical service cost in the statement of income, were approximately Ps.5,773 and Ps.6,206, respectively.

b.	On June 22, 2018, the Company received SCT approval for the MDPs for the five-year period from 2019 to 2023 in which the Company committed to carry out improvements.

On December 11, 2023, the Company received approval from the SCT of the MDP for the five-year period between 2024 and 2028 in which the Company committed to make improvements.

As of December 31, 2024, the investment commitments of this MDP are as follows:

Period	Amount
2025	Ps.	6,691,984
2026		7,605,970
2027		5,426,053
2028		7,035,810
	Ps.	26,759,817	(1)

(1)Figures adjusted as of December 31, 2024 based on the Construction Price Index (IPCO) in accordance with the terms of the MDP.

c.	As part of the Concession Agreement, Aerostar has committed to fund and complete certain capital and repair projects with respect to the LMM Airport Facilities. Aerostar has no time restrictions to complete these projects, except that they must be made at any time during the period of validity of the Concession Agreement. As these projects are carried out, repairs will be recorded as expenses incurred or capitalized and depreciated according to their nature; consistent with the Company’s accounting policies. Capital projects will be capitalized as part of an intangible concession improvement asset and will be amortized over their useful lives or the remaining life of the Concession Agreement, whichever is less. Some commitments were excluded from the liability for initial obligations assumed due to factors of uncertainty, the variability of future costs and the extended period of time in which commitments can be fulfilled. As of December 31, 2022, 2023 and 2024, Aerostar fulfilled the agreed commitments.

Contingencies

As of December 31, 2023 and 2024, the Company has confirmed that the results of its lawsuits cannot be accurately predicted as their due processes are currently ongoing and there are not enough elements to determine whether they could largely affect the Company’s financial position in the case of an adverse ruling.

d.	The Company’s transactions are subject to Mexican Federal and State Laws as well as the Puerto Rico and Colombian Law due to its subsidiaries out of Mexico.
e.	At the time that the Company was carrying out the competitive bidding process (1998) for the sale of shares of the Airport Groups, the SCT established and communicated that concessionaires could amortize for tax purposes the value of the concession up to 15% a year. In February 2012, the SCT estimated an amount due payable by Cancun in the amount of Ps.865 million against the ruling in question, because it considered that the determination of the 15% amortization was not valid in 2006 and 2007. The Company disagreed with the decision and filed an appeal to overturn this determination. However, in order to adhere to the amnesty program set forth in Transitory Article Three of the new Income Law for 2013, the Company partially desisted from the appeal as it relates to the income tax obligation, but not in regard to the determination of the additional distribution related to employees’ statutory profit sharing, which the Company continues to appeal. During September 2023, through a new resolution of the Deconcentrated Tax Audit Administration of Quintana Roo, determined that the amount of profit distribution is Ps.99.8 million. The Company considered this to be inadmissible and initiated the annulment trial to clarify this decision. As of December 31, 2024, the risk in the event that the judge does not agree with Cancún is remote, however if the ruling is unfavorable to the Company, the rise amounts to Ps.99.8 million.
f.	There are currently a number of labor suits in progress against the Company, mainly in relation to involuntary termination. Any sentences that might be handed down not favoring the interests of the Company do not represent significant amounts. The Company is in legal proceedings at the date of this report and a resolution has not been issued yet.
g.	On August 21, 2019, the Board of Commissioners of the COFECE (Federal Economic Competition Commission) notified Aeropuerto de Cancún, S. A. de C. V. of the resolution issued on July 25, 2019, which provides for the following: (i) administrative liability for having exercised the monopolistic practices described in article 56, section V of the Mexican Federal Economic Competition Law (“LFCE”) (refusal of access); (ii) the Company shall be imposed a fine of Ps.73 million. On the understanding that there is sufficient grounds for defense, the Company has contested the administrative sanction imposed by the COFECE by filing amparo proceedings. The Company considers that the amparo proceedings will not be resolved in a term lower than two years from the date of filing, and, therefore, it is under no obligation to pay the fine before the end of such proceedings. In November 2023, a specialized Federal judge granted the Cancun Airport constitutional protection against the COFECE decision and ordered the Plenary to review and justify whether the Company actually incurred the monopolistic practice of “refusal to negotiate” and since when, COFECE and Cancun Airport appealed this ruling, which is currently pending final resolution by the specialized Court of Appeals, as of December 31, 2024, the risk in the event the judgement being unfavorable to the Company amounts to Ps.73 million. This amount has not been recorded because the risk of requiring a cash outflow to pay the obligation is remote.
h.	On March 17, 2014, the Port Authority of Puerto Rico filed a lawsuit against Aerostar and two fuel sellers at the LMM airport claiming to be entitled to a certain fee charged to the sellers of aviation fuel distributed at LMM airport and not to Aerostar. On November 7, 2018 the court ruled a sentence in which it determined, among other things, that the income from the fee for the sale of aviation fuel at the LMM airport is from Aerostar; but authorizes the Ports Authority to charge two cents extra per gallon to importing sellers of said fuel. The parties appealed the determination and, on July 31, 2020, the Court of Appeals ruled in favor of Aerostar, determining, among other things, that Aerostar is the only entity entitled to collect and withhold the charge for each gallon of fuel of aviation that is dispatched at the LMM airport. On August 31, 2020, the Ports Authority went to the Supreme Court on appeal. On June 30, 2022, the Supreme Court of Puerto Rico issued a ruling in favor of Aerostar determining, among other things, that Aerostar is the only entity with the right to collect and withhold the charge for each gallon of aviation fuel that is dispatched at the LMM Airport. On December 22, 2022, Aerostar filed a joint motion with the Ports Authority for the withdrawal of funds consigned before the Supreme Court of Puerto Rico, which, through a declaratory judgment, granted Aerostar the right to collect a total amount of USD15,641 (approximately Ps.300,384) deposited by the oil sellers to the Accounts Unit of the honorable Court, this amount was collected by Aerostar in May 2023.